61278-028-E- Share subscription options plan - Rules

Exhibit 4.3
EDAP TMS
A French SA (joint stock company) with a stock capital of  1,251,184.61euros
Head office: Parc d’Activité de La Poudrette Lamartine
4, rue du Dauphiné
 69120 VAULX-EN-VELIN (France)
316488204 RCS LYON

RULES – SHARE SUBSCRIPTION OPTIONS PLAN Ordinary and Extraordinary General Meeting of May 22nd, 2007 Board of Directors Meeting of October 29, 2007

1.	PREAMBLE

The General Meeting of the Company, dated May 22nd, 2007, has authorised the Board of Directors, in accordance with article L 225-177 of the French Commercial Code, to grant, at one or several times,

-	to the Chairman of the Board of Directors, to the Managing Director, and, if any, to the Deputy Managing Directors of the Company, and

-	to all the employees of the Company or to some of them, as well as to the employees of the companies mentioned in article L 225-180 of the French Commercial Code,

options giving right to subscribe to a maximum of six hundred thousand (600,000) shares of the Company with a par value of  € 0.13, to be issued by share capital increase of the Company.

The authorisation granted by the General Meeting of May 22nd, 2007 is valid until July 22nd, 2010. The shareholders expressly renounced to their preferential subscription rights to the shares to be issued as the options are exercised to the benefit of the beneficiaries of the share subscription options.

According to this authorisation, the Board of Directors of the Company met on October 29, 2007 and agrees on the terms of the present share subscription options plan as provided hereunder.

2. BENEFICIARIES AND NUMBER OF SHARE SUBSCRIPTION OPTIONS

The Board of Directors decided, by decision dated October 29, 2007, to five hundred and four thousand eight hundred and eighty eight (504,888) share subscription options.

The list of the beneficiaries, indicating the number of options granted to each of them, decided by the Board of Directors, is attached as APPENDIX 1.

The allocation of the share subscription options will be definitive provided their beneficiaries sign the share subscription options agreement that will be given to them along with an information notice.

For information purpose only – Only the French version is legally binding

61278-028-E- Share subscription options plan - Rules

3. SHARE SUBSCRIPTION PRICE

Each option gives right, subject to the satisfaction of the conditions provided herein, to the subscription of one share at a price of 3.99 €.

The shares issued from the exercise of the options shall be entirely paid on their subscription.

The subscription price could not be modified for the duration of the plan. However, in the event that the Company would implement any of the operations set out in article L 225-181 paragraph 2 of the French Commercial Code, the number of shares under option as well as the subscription price could be adjusted in accordance with the provisions of article 7 hereof.

4. CONDITIONS OF EXERCISE OF THE OPTIONS

4.1 PRESENCE IN THE COMPANY

4.1.1 Principle

The share subscription options shall be null and void and could not be exercised by their beneficiaries, without the Company having to proceed to any formalities, in the case the beneficiary does not work anymore in the Company, or its subsidiaries owned directly or indirectly for more than 50 % of their share capital and voting rights, as an employee or a company officer.

For the purpose of the previous paragraph, the date on which the beneficiaries shall be deemed to have stopped working in the company(ies) concerned shall be, depending upon the case, the date of sending or delivery of  the resignation letter of the beneficiary, the date of sending of his dismissal letter or the date of his removal as a company officer.

4.1.2 Exceptions

As an exception to the provisions of article 4.1.1, in case of death of the beneficiary, his heirs could exercise their share subscription options within six (6) month as from the decease.

Similarly, the provisions of article 4.1.1 are not applicable in the following cases :

-	the beneficiary of the share subscription options decides to retire or his employer decides to pension him ;

-	the holder of the share subscription options is recognised as an industrially disabled person within category 2 and 3 as defined in article L 341-4 of the French Social Security Code.

4.2 SUSPENSION OF THE RIGHT TO EXERCISE THE OPTIONS

The right to exercise the share subscription options could be suspended by the Board of Directors, for a maximum period of three (3) months, in case of issue of new shares or new securities giving access to the share capital of the Company as well as in case of merger or split off.

The beneficiaries of the share subscription options shall be informed of the suspension period.

For information purpose only – Only the French version is legally binding

61278-028-E- Share subscription options plan - Rules

In the case the right to exercise the share subscription options terminates during a suspension period, the duration of the share subscription options will be extended and will terminate one (1) month after the end of such a suspension period.

4.3 ABSORPTION OF THE COMPANY

4.3.1 Transfer of the commitments to the beneficiary(ies) of the contributions

In the case the Company is absorbed by another company, merges with one or several other companies to form a new company or split off, the company(ies) that benefit(s) from the contributions could substitute the Company for its duties toward the beneficiaries of the share subscription options. In this case, the number and the price of the shares under option shall be determined either by applying the exchange ratio used for the operation, or by applying other terms and conditions defined by the parties to the operation.

4.3.2 Absence of transfer of the commitments to the beneficiary(ies) of the contributions

In the case the company(ies) that benefit(s) from the contributions decide(s) not to substitute the Company for its duties toward the beneficiaries of the share subscription options, the provisions of article 4.4 hereof will not be applicable.

In this case, the share subscription options could be exercised by their beneficiaries within the period notified to them by the Board of Directors by registered letter with acknowledgement of receipt. Failing that, the share subscription options will be null and void.

In case of exercise of the options within the period mentioned in the previous paragraph, the shares issued from the shares exchange, resulting from the absorption, the merger or the split-off, shall be subject to the same conditions of holding and sale than those mentioned in article 6 hereof. In the case these conditions were not satisfied, any social security contributions that would be charged would be fully in charge of the beneficiary who would not have satisfied these conditions.

4.4 SCHEDULE FOR THE EXERCISE OF THE OPTIONS

4.4.1 Principle

Without prejudice to what is provided in article 4.3.2 below, the share subscription options could only be exercised by their beneficiaries on expiry of each of the following periods :

-
the first quarter of options, i.e. one hundred twenty six thousand and twenty two (126,022) share subscription options, could only be exercised on expiry of a period of one (1) year as from the date of allocation of the options by the Board of Directors, i.e. at the earliest on October 29, 2008 ;

-
the second quarter of options, i.e. one hundred twenty six thousand and twenty two (126,022)  share subscription options, could only be exercised on expiry of a period of two (2) years as from the date of allocation of the options by the Board of Directors, i.e. at the earliest on October 29, 2009 ;

-
the third quarter of options, i.e. one hundred twenty six thousand and twenty two (126,022)  share subscription options, could only be exercised on expiry of a period of three (3) year as from the date of allocation of the options by the Board of Directors, i.e. at the earliest on October 29, 2010 ;

For information purpose only – Only the French version is legally binding

61278-028-E- Share subscription options plan - Rules

-
the fourth quarter of options, i.e. one hundred twenty six thousand and twenty two (126,022)  share subscription options, could only be exercised on expiry of a period of four (4) year as from the date of allocation of the options by the Board of Directors, i.e. at the earliest on October 29, 2011.

4.4.2. Exceptions

By way of exception, the provisions of article 4.4.1 shall not be applicable in the case any of the following operations is implemented after  the end of a period of twelve (12) months as from the date of allocation of the options by the Board of Directors :

-
public purchase offer, within the meaning of article L 433-1 of the French Monetary and Financial Code, relating to the shares of the Company or, as long as the shares of the Company are listed on the National Association of Securities Dealers Automated Quotation (NASDAQ), any similar operation carried out according to the NASDAQ regulations ;

-
public exchange offer, within the meaning of article L 433-1 of the French Monetary and Financial Code, relating to the shares of the Company or, as long as the shares of the Company are listed on the NASDAQ, any similar operation carried out according to the NASDAQ regulations ;

-
mixed public offer relating in part to the purchase of shares of the Company by cash payment and in part to the exchange of shares of the company for shares of the initiator or, as long as the shares of the Company are listed on the NASDAQ, any similar operation carried out according to the NASDAQ regulations.

In the cases mentioned above, the beneficiaries of  the share subscription options shall be entitled to exercise their options at one or several times as from the date of delivery of the initial offer (public purchase offer, public exchange offer, mixed public offer and similar operations on the NASDAQ) to the relevant authority, provided this delivery occurs more than twelve (12) months following the date of allocation of the share subscription options.

Moreover, as an exception to the exercise schedule provided in article 4.4.1 above, in case of death of the beneficiary, his heirs could exercise their share subscription options within a period of six (6) months as from the decease.

4.5 TIME LIMIT FOR THE EXERCISE OF THE OPTIONS

The share subscription options shall be exercise by their beneficiaries before the end of a period of ten (10) years as from October 29, 2007, date of their allocation by the Board of Directors, i.e. before October 29, 2017.

5. TERMS OF EXERCISE OF THE OPTIONS

The share subscription options could only be exercised if all the conditions provided hereof are satisfied on the day of the exercise of the options.

In order to exercise their share subscription options, the beneficiaries shall send to the legal representative of the Company, by registered letter with acknowledgement of receipt or letter delivered personally against receipt, a notification indicating the number of options that he wishes to exercise, along with a bank cheque payable to the Company of an amount equal to the subscription price of the shares.

For information purpose only – Only the French version is legally binding

61278-028-E- Share subscription options plan - Rules

The beneficiaries will have the ownership and the enjoyment of the shares on the date of exercise of the options.

As long as the Company is listed on the NASDAQ, the beneficiaries shall be sole responsible for the conversion of the shares issued from the exercise of the options into American Depositary Receipts (ADRs). In any case, this conversion could not take place before the date on which the shares issued from the exercise of the options will become transferable pursuant to article 6.2 hereafter.

6. CONDITIONS OF SALE OF THE SHARES

6.1 HOLDING OF THE SHARES

Until the end of a period of four (4) years as from the allocation of the share subscription options, the shares issued from the exercise of the options shall be kept as registered shares by their beneficiaries and could not be converted into bearer shares.

Similarly, until the end of a period of four (4) years as from the allocation of the share subscription options, the shares issued from the exercise of the options could not be subject to a lease agreement.

Failing that, any social security contributions that would be charged would be fully in charge of the beneficiary who would not have satisfied these conditions.

6.2 SALE OF THE SHARE

The shares issued from the exercise of  the share subscription options could not be sold before the end of a period of four (4) years as from the date of allocation of the share subscription options by the Board of Directors, i.e. at the earliest on October 29, 2011. Failing that, any social security contributions that would be charged would be fully in charge of the beneficiary who would not have satisfied this condition.

During this period of unavailability, the shares issued from the exercise of the share subscription options could not be converted into ADRs.

6.3 EXCEPTIONS

As an exception to the provisions of articles 6.1 and 6.2 above, the shares issued from the exercise of the options will be freely transferable, convertible into ADRs, convertible into bearer shares and could be subject to a lease agreement without any restriction in the following cases :

-
case where the beneficiary is not subject to French tax and social regulations during the period between the date of allocation of the share subscription options by the Board of Directors and the date of sale of the shares issued from the exercise of the options and where the sale of the shares could not challenge the tax and social exemption regime that may benefit to French companies allocating share subscription options ;

-	case where the beneficiary of the share subscription options is dismissed more than three (3) months after having exercised the options ;

-	case where the beneficiary of the share subscription options is pensioned by his employer more than three (3) months after having exercised the options ;

For information purpose only – Only the French version is legally binding

61278-028-E- Share subscription options plan - Rules

-	case where the holder of the shares issued from the exercise of the share subscription options dies ;

-
case where the holder of the shares issued from the exercise of the share subscription options is recognised as an industrially disabled person within category 2 and 3 as defined in article L 341-4 of the French Social Security Code.

6.4 COMPANY OFFICERS

Without prejudice to the provisions above, the shares issued from the exercise of the shares subscription options granted to the Chairman of the Board of Directors, to the Managing Director and, if any, to the Deputy Managing Directors, shall be kept as registered shares by their holders and thus could not be sold, let, converted into bearer shares or converted into ADRs, until the end of their mandate as company officers, in the following proportion :

-	40 % during a period of twelve (12) months as from the end of the unavailability period set forth in article 6.2.1,

-	then 20 % as from the end of this period of twelve (12) months until the end of the mandate as company officer.

6.5 INTERCALARY OPERATIONS

Articles 6.1 and 6.2 do not prohibit, during the unavailability period of four (4) years, the exchange, without cash payment, of shares issued from the exercise of options resulting from a public purchase offer, a merger, a split off, a division or a consolidation performed according to applicable law, or from a contribution to a company incorporated under the conditions set forth in article 220 nonies of the French Tax Code.

However, the conditions of holding and sale mentioned in article 6.1 and 6.2 hereof shall continue to apply to the shares received in exchange. In the case where these conditions would not be satisfied, any social contributions that would be charged would be fully in charge of the beneficiary who would not have satisfied these conditions.

7. PROTECTION OF THE INTERESTS OF THE BENEFICIARIES OF THE SHARE SUBSCRIPTION OPTIONS

7.1 General provisions

In accordance with article L 225-181 of the French Commercial Code, which makes reference to article L 228-99 of the French Commercial Code, the Board of Directors shall take the necessary steps to protect the interests of the beneficiaries of the share subscription options in case of realisation of one of the following operations :

-	capital write-off or reduction of the share capital ;
-	change in the allocation of profits ;
-	distribution of free shares ;
-	increase of capital by way of incorporating reserves, profits or share premiums ;
-	reserves distribution ;

For information purpose only – Only the French version is legally binding

61278-028-E- Share subscription options plan - Rules

-	any issue of shares or securities giving right to the allocation of shares including a subscription right reserved to the shareholders.

In this purpose, the Board of Directors shall :

-
either let the beneficiaries exercise their share subscription options if the period set forth in article 4.4 hereof has not started yet, so that they can immediately participate to or benefit from the operations mentioned above ;

-
or make arrangements to enable the beneficiaries of  the share subscription options, if they later exercise their rights, to irrevocably subscribe to the new securities issued, or receive them free of charge, or receive cash or goods similar to those distributed, in the same quantities or proportions and under the same conditions, except concerning the enjoyment, as if they were, during the aforementioned operations, shareholders ;

-	or adjust the number of shares under option and their subscription price according to the conditions defined hereafter so as to take into account the effect of the operations mentioned above.

7.2 AJUSTMENT OF THE SUBSCRIPTION PRICE OF THE SHARES

In accordance with article R 228-91 of the French Commercial Code, the adjustment shall consist in equalising, to within about a hundredth of a share, the value of the shares that would have been obtained in case of exercise of the share subscription options after the realisation of the operation and the value of the shares that would have been obtained in case of exercise of the share subscription options before the realisation of the operation.

The Board of Directors shall include in its annual report the method of calculation and the results of the adjustment.

7.2.1 Share capital increase in cash and issue of securities giving access to the share capital

In case of share capital increase in cash reserved to the shareholders or issue of securities giving access to the share capital reserved to the shareholders, the subscription price of the shares under option shall be determined, according to article R 228-91, paragraph 2, 1° of the French Commercial Code, by taking into account :

-
either the ratio between, on the one hand, the value of the preferential subscription right and, on the other hand, the value of the share after this right has been detached, where such values are equal to the average of the first market prices quoted during all the trading days included in the subscription period ;

-
or the number of securities issued for one old share, the issue price of these securities and the value of the shares after the subscription right has been detached which is equal to the weighted average of the market prices of at least the last three trading days before the day on which the issue has started.

However, the Board of Directors of the Company could define other adjustment methods, in particular concerning the method of determination of the value of the share to be taken into account for the application of the previous paragraph, provided that the shares of the Company are not listed on a regulated market.

For information purpose only – Only the French version is legally binding

61278-028-E- Share subscription options plan - Rules

7.2.2 Share capital increase by way of incorporating reserves, profits or share premiums and distribution of free shares

In accordance with article R 225-139 of the French Commercial Code, in case of share capital increase by way of incorporation of reserves, profits or share premiums and distribution of free shares, the subscription price of the shares under option shall be adjusted by calculating the product of such price multiplied by the ratio between the number of old shares and the total amount of old and new shares ; for the computation of such ratio, account shall be taken of the existence, if any, of various categories of old and new shares.

By way of exception, when the share capital increase is realised by raising the par value of the shares, there will be no adjustment of the subscription price of the shares under option.

7.2.3 Distribution of reserves, in cash or in kind, or share premiums

In case of distribution of reserves, in cash or in kind, or share premiums, the subscription price of the shares under option shall be determined, in accordance with article R 228-91, paragraph 2,  3° of the French Commercial Code, by taking into account the ratio between the amount distributed per share and the value of the share before this modification. This value is equal to the weighted average of the market prices of at least the three last trading days before the day of the distribution.

However, the Board of Directors of the Company could define other adjustment methods, in particular concerning the method of determination of the value of the share to be taken into account for the application of the previous paragraph, provided that the shares of the Company are not listed on a regulated market.

7.2.4 Change in the allocation of profits

In case of change in the allocation of profits, the subscription price of  the shares under option shall be determined, in accordance with article R 228-91, paragraph 2, 4° of the French Commercial Code, by taking into account the ratio between the reduction of the portion of profits per share and the value of the share before this change. This value is equal to the weighted average of  the market prices of at least the three last trading days before the day of the change.

However, the Board of Directors of the Company could define other adjustment methods, in particular concerning the method of determination of the value of the share to be taken into account for the application of the previous paragraph, provided that the shares of the Company are not listed on a regulated market.

7.2.5 Capital write-off

In case of capital write-off of the share capital, the subscription price of the shares under option shall be determined, in accordance with article R 228-91, paragraph 2, 5° of the French Commercial Code, by taking into account the ratio between the amount of the capital write-off per share and the value of the share before the capital write-off. This value is equal to the weighted average of the market prices of at least the last three trading days before the day of the capital write-off.

However, the Board of Directors of the Company could define other adjustment methods, in particular concerning the method of determination of the value of the share to be taken into account for the application of the previous paragraph, provided that the shares of the Company are not listed on a regulated market.

For information purpose only – Only the French version is legally binding

61278-028-E- Share subscription options plan - Rules

7.2.6 Decrease of share capital motivated by losses

In accordance with article R 225-142 of the French Commercial Code, in case of  share capital decrease motivated by losses, the subscription price of the shares under option, decided before this operation, shall be adjusted by calculating the product of such price multiplied by the ratio between the number of old shares and the number of shares remaining after decrease.

For the computation of such ratio, account shall be taken of the existence, if any, of various categories of old and new shares.

In case of share capital decrease without change in the number of shares, there should be no adjustment.

7.3 AJUSTMENT OF THE NUMBER OF SHARES

In all the cases mentioned in article 7.2 hereof, the Board of Directors of the Company shall adjust the number of shares under option, so that the subscription price remains constant.

However, the adjusted number shall be rounded up to the immediately superior unit.

8. REMOVAL FROM QUOTATION

The removal of the shares from quotation on the NASDAQ, as well as the quotation of the shares on another capital market, shall not challenge the rights and obligations of the beneficiaries of the share subscription options as they are provided hereof.

9. UNAVAILABILITY

Pursuant to article L 225-183, paragraph 2 of the French Commercial Code, until the share subscription option has been exercised by its beneficiary, the corresponding rights are unavailable.

However, as it is provided in article 4.1 hereof, in case of death of the beneficiary, his heirs could exercise the share subscription option within a period of six (6) months as from the decease.

Any sale, transfer of ownership, pledge, collateral warranty, or security of any kind, given or accepted by the beneficiary in connection with the shares under option which the beneficiary has not already subscribed shall be null and void

10. INDEPENDENCE OF THE CLAUSES

If any provision hereof is held prohibited or void, at any time, by a competent authority or judicial body, this shall not challenge the remaining provisions that shall be considered as independent and as having been written or rewritten, depending upon the case, without this prohibited or void provision.

11. APPLICABLE LAW AND COMPETENT TRIBUNAL

The present rules are subject to French law.

For information purpose only – Only the French version is legally binding

61278-028-E- Share subscription options plan - Rules

The tribunals located within the jurisdiction of the Court of Appeal of LYON shall have exclusive jurisdiction over any matter relating thereto, in particular concerning the formation, the validity and the construction of the present rules.

For information purpose only – Only the French version is legally binding

61278-028-E- Share subscription options plan - Rules

EDAP TMS
A French SA (joint stock company) with a stock capital of 1.498.107,26 Euros
Head office: Parc d’Activité de La Poudrette Lamartine
4, rue du Dauphiné
 69120 VAULX-EN-VELIN (France)
316488204 RCS LYON

RULES – SHARE SUBSCRIPTION OPTIONS PLAN Ordinary and Extraordinary General Meeting of May 22nd, 2007 Board of Directors Meeting of June 25, 2010

1.	PREAMBLE

The General Meeting of the Company, dated May 22nd, 2007, has authorised the Board of Directors, in accordance with article L 225-177 of the French Commercial Code, to grant, at one or several times,

-	to the Chairman of the Board of Directors, to the Managing Director, and, if any, to the Deputy Managing Directors of the Company, and

-	to all the employees of the Company or to some of them, as well as to the employees of the companies mentioned in article L 225-180 of the French Commercial Code,

options giving right to subscribe to a maximum of six hundred thousand (600,000) shares of the Company with a par value of  € 0.13, to be issued by share capital increase of the Company.

The authorisation granted by the General Meeting of May 22nd, 2007 is valid until July 22nd, 2010. The shareholders expressly renounced to their preferential subscription rights to the shares to be issued as the options are exercised to the benefit of the beneficiaries of the share subscription options.

According to this authorisation, the Board of Directors of the Company met on June 25, 2010 and agrees on the terms of the present share subscription options plan as provided hereunder.

2. BENEFICIARIES AND NUMBER OF SHARE SUBSCRIPTION OPTIONS

The Board of Directors decided, by decision dated June 25, 2010, to ninety five thousand nine hundred and twelve (95,912) share subscription options.

The list of the beneficiaries, indicating the number of options granted to each of them, decided by the Board of Directors, is attached as APPENDIX 1.

The allocation of the share subscription options will be definitive provided their beneficiaries sign the share subscription options agreement that will be given to them along with an information notice.

For information purpose only – Only the French version is legally binding

61278-028-E- Share subscription options plan - Rules

3. SHARE SUBSCRIPTION PRICE

Each option gives right, subject to the satisfaction of the conditions provided herein, to the subscription of one share at a price of 1.88 €.

The shares issued from the exercise of the options shall be entirely paid on their subscription.

The subscription price could not be modified for the duration of the plan. However, in the event that the Company would implement any of the operations set out in article L 225-181 paragraph 2 of the French Commercial Code, the number of shares under option as well as the subscription price could be adjusted in accordance with the provisions of article 7 hereof.

4. CONDITIONS OF EXERCISE OF THE OPTIONS

4.1 PRESENCE IN THE COMPANY

4.1.1 Principle

The share subscription options shall be null and void and could not be exercised by their beneficiaries, without the Company having to proceed to any formalities, in the case the beneficiary does not work anymore in the Company, or its subsidiaries owned directly or indirectly for more than 50 % of their share capital and voting rights, as an employee or a company officer.

For the purpose of the previous paragraph, the date on which the beneficiaries shall be deemed to have stopped working in the company(ies) concerned shall be, depending upon the case, the date of sending or delivery of  the resignation letter of the beneficiary, the date of sending of his dismissal letter or the date of his removal as a company officer.

4.1.2 Exceptions

As an exception to the provisions of article 4.1.1, in case of death of the beneficiary, his heirs could exercise their share subscription options within six (6) month as from the decease.

Similarly, the provisions of article 4.1.1 are not applicable in the following cases :

-	the beneficiary of the share subscription options decides to retire or his employer decides to pension him ;

-	the holder of the share subscription options is recognised as an industrially disabled person within category 2 and 3 as defined in article L 341-4 of the French Social Security Code.

4.2 SUSPENSION OF THE RIGHT TO EXERCISE THE OPTIONS

The right to exercise the share subscription options could be suspended by the Board of Directors, for a maximum period of three (3) months, in case of issue of new shares or new securities giving access to the share capital of the Company as well as in case of merger or split off.

The beneficiaries of the share subscription options shall be informed of the suspension period.

For information purpose only – Only the French version is legally binding

61278-028-E- Share subscription options plan - Rules

In the case the right to exercise the share subscription options terminates during a suspension period, the duration of the share subscription options will be extended and will terminate one (1) month after the end of such a suspension period.

4.3 ABSORPTION OF THE COMPANY

4.3.1 Transfer of the commitments to the beneficiary(ies) of the contributions

In the case the Company is absorbed by another company, merges with one or several other companies to form a new company or split off, the company(ies) that benefit(s) from the contributions could substitute the Company for its duties toward the beneficiaries of the share subscription options. In this case, the number and the price of the shares under option shall be determined either by applying the exchange ratio used for the operation, or by applying other terms and conditions defined by the parties to the operation.

4.3.2 Absence of transfer of the commitments to the beneficiary(ies) of the contributions

In the case the company(ies) that benefit(s) from the contributions decide(s) not to substitute the Company for its duties toward the beneficiaries of the share subscription options, the provisions of article 4.4 hereof will not be applicable.

In this case, the share subscription options could be exercised by their beneficiaries within the period notified to them by the Board of Directors by registered letter with acknowledgement of receipt. Failing that, the share subscription options will be null and void.

In case of exercise of the options within the period mentioned in the previous paragraph, the shares issued from the shares exchange, resulting from the absorption, the merger or the split-off, shall be subject to the same conditions of holding and sale than those mentioned in article 6 hereof. In the case these conditions were not satisfied, any social security contributions that would be charged would be fully in charge of the beneficiary who would not have satisfied these conditions.

4.4 SCHEDULE FOR THE EXERCISE OF THE OPTIONS

4.4.1 Principle

Without prejudice to what is provided in article 4.3.2 below, the share subscription options could only be exercised by their beneficiaries on expiry of each of the following periods :

-
the first quarter of options, i.e. twenty three thousand nine hundred and seventy eight (23,978) share subscription options, could only be exercised on expiry of a period of one (1) year as from the date of allocation of the options by the Board of Directors, i.e. at the earliest on June 25, 2011;

-
the second quarter of options, i.e twenty three thousand nine hundred and seventy eight (23,978) share subscription options, could only be exercised on expiry of a period of two (2) years as from the date of allocation of the options by the Board of Directors, i.e. at the earliest on June 25, 2012 ;

-
the third quarter of options, i.e. twenty three thousand nine hundred and seventy eight (23,978) share subscription options, could only be exercised on expiry of a period of three (3) year as from the date of allocation of the options by the Board of Directors, i.e. at the earliest on June 25, 2013 ;

For information purpose only – Only the French version is legally binding

61278-028-E- Share subscription options plan - Rules

-
the fourth quarter of options, i.e. twenty three thousand nine hundred and seventy eight (23,978) share subscription options, could only be exercised on expiry of a period of four (4) year as from the date of allocation of the options by the Board of Directors, i.e. at the earliest on June 25, 2014.

4.4.2. Exceptions

By way of exception, the provisions of article 4.4.1 shall not be applicable in the case any of the following operations is implemented after  the end of a period of twelve (12) months as from the date of allocation of the options by the Board of Directors :

-
public purchase offer, within the meaning of article L 433-1 of the French Monetary and Financial Code, relating to the shares of the Company or, as long as the shares of the Company are listed on the National Association of Securities Dealers Automated Quotation (NASDAQ), any similar operation carried out according to the NASDAQ regulations ;

-
public exchange offer, within the meaning of article L 433-1 of the French Monetary and Financial Code, relating to the shares of the Company or, as long as the shares of the Company are listed on the NASDAQ, any similar operation carried out according to the NASDAQ regulations ;

-
mixed public offer relating in part to the purchase of shares of the Company by cash payment and in part to the exchange of shares of the company for shares of the initiator or, as long as the shares of the Company are listed on the NASDAQ, any similar operation carried out according to the NASDAQ regulations.

In the cases mentioned above, the beneficiaries of  the share subscription options shall be entitled to exercise their options at one or several times as from the date of delivery of the initial offer (public purchase offer, public exchange offer, mixed public offer and similar operations on the NASDAQ) to the relevant authority, provided this delivery occurs more than twelve (12) months following the date of allocation of the share subscription options.

Moreover, as an exception to the exercise schedule provided in article 4.4.1 above, in case of death of the beneficiary, his heirs could exercise their share subscription options within a period of six (6) months as from the decease.

4.5 TIME LIMIT FOR THE EXERCISE OF THE OPTIONS

The share subscription options shall be exercise by their beneficiaries before the end of a period of ten (10) years as from June 25, 2010, date of their allocation by the Board of Directors, i.e. before June 25, 2020.

5. TERMS OF EXERCISE OF THE OPTIONS

The share subscription options could only be exercised if all the conditions provided hereof are satisfied on the day of the exercise of the options.

In order to exercise their share subscription options, the beneficiaries shall send to the legal representative of the Company, by registered letter with acknowledgement of receipt or letter delivered personally against receipt, a notification indicating the number of options that he wishes to exercise, along with a bank cheque payable to the Company of an amount equal to the subscription price of the shares.

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61278-028-E- Share subscription options plan - Rules

The beneficiaries will have the ownership and the enjoyment of the shares on the date of exercise of the options.

As long as the Company is listed on the NASDAQ, the beneficiaries shall be sole responsible for the conversion of the shares issued from the exercise of the options into American Depositary Receipts (ADRs). In any case, this conversion could not take place before the date on which the shares issued from the exercise of the options will become transferable pursuant to article 6.2 hereafter.

6. CONDITIONS OF SALE OF THE SHARES

6.1 HOLDING OF THE SHARES

Until the end of a period of four (4) years as from the allocation of the share subscription options, the shares issued from the exercise of the options shall be kept as registered shares by their beneficiaries and could not be converted into bearer shares.

Similarly, until the end of a period of four (4) years as from the allocation of the share subscription options, the shares issued from the exercise of the options could not be subject to a lease agreement.

Failing that, any social security contributions that would be charged would be fully in charge of the beneficiary who would not have satisfied these conditions.

6.2 SALE OF THE SHARE

The shares issued from the exercise of  the share subscription options could not be sold before the end of a period of four (4) years as from the date of allocation of the share subscription options by the Board of Directors, i.e. at the earliest on June 25, 2014. Failing that, any social security contributions that would be charged would be fully in charge of the beneficiary who would not have satisfied this condition.

During this period of unavailability, the shares issued from the exercise of the share subscription options could not be converted into ADRs.

6.3 EXCEPTIONS

As an exception to the provisions of articles 6.1 and 6.2 above, the shares issued from the exercise of the options will be freely transferable, convertible into ADRs, convertible into bearer shares and could be subject to a lease agreement without any restriction in the following cases :

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case where the beneficiary is not subject to French tax and social regulations during the period between the date of allocation of the share subscription options by the Board of Directors and the date of sale of the shares issued from the exercise of the options and where the sale of the shares could not challenge the tax and social exemption regime that may benefit to French companies allocating share subscription options ;

-	case where the beneficiary of the share subscription options is dismissed more than three (3) months after having exercised the options ;

-	case where the beneficiary of the share subscription options is pensioned by his employer more than three (3) months after having exercised the options ;

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61278-028-E- Share subscription options plan - Rules

-	case where the holder of the shares issued from the exercise of the share subscription options dies ;

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case where the holder of the shares issued from the exercise of the share subscription options is recognised as an industrially disabled person within category 2 and 3 as defined in article L 341-4 of the French Social Security Code.

6.4 COMPANY OFFICERS

Without prejudice to the provisions above, the shares issued from the exercise of the shares subscription options granted to the Chairman of the Board of Directors, to the Managing Director and, if any, to the Deputy Managing Directors, shall be kept as registered shares by their holders and thus could not be sold, let, converted into bearer shares or converted into ADRs, until the end of their mandate as company officers, in the following proportion :

-	40 % during a period of twelve (12) months as from the end of the unavailability period set forth in article 6.2.1,

-	then 20 % as from the end of this period of twelve (12) months until the end of the mandate as company officer.

6.5 INTERCALARY OPERATIONS

Articles 6.1 and 6.2 do not prohibit, during the unavailability period of four (4) years, the exchange, without cash payment, of shares issued from the exercise of options resulting from a public purchase offer, a merger, a split off, a division or a consolidation performed according to applicable law, or from a contribution to a company incorporated under the conditions set forth in article 220 nonies of the French Tax Code.

However, the conditions of holding and sale mentioned in article 6.1 and 6.2 hereof shall continue to apply to the shares received in exchange. In the case where these conditions would not be satisfied, any social contributions that would be charged would be fully in charge of the beneficiary who would not have satisfied these conditions.

7. PROTECTION OF THE INTERESTS OF THE BENEFICIARIES OF THE SHARE SUBSCRIPTION OPTIONS

7.1 General provisions

In accordance with article L 225-181 of the French Commercial Code, which makes reference to article L 228-99 of the French Commercial Code, the Board of Directors shall take the necessary steps to protect the interests of the beneficiaries of the share subscription options in case of realisation of one of the following operations :

-	capital write-off or reduction of the share capital ;
-	change in the allocation of profits ;
-	distribution of free shares ;
-	increase of capital by way of incorporating reserves, profits or share premiums ;
-	reserves distribution ;
-	any issue of shares or securities giving right to the allocation of shares including a subscription right reserved to the shareholders.

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61278-028-E- Share subscription options plan - Rules

In this purpose, the Board of Directors shall :

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either let the beneficiaries exercise their share subscription options if the period set forth in article 4.4 hereof has not started yet, so that they can immediately participate to or benefit from the operations mentioned above ;

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or make arrangements to enable the beneficiaries of  the share subscription options, if they later exercise their rights, to irrevocably subscribe to the new securities issued, or receive them free of charge, or receive cash or goods similar to those distributed, in the same quantities or proportions and under the same conditions, except concerning the enjoyment, as if they were, during the aforementioned operations, shareholders ;

-	or adjust the number of shares under option and their subscription price according to the conditions defined hereafter so as to take into account the effect of the operations mentioned above.

7.2 AJUSTMENT OF THE SUBSCRIPTION PRICE OF THE SHARES

In accordance with article R 228-91 of the French Commercial Code, the adjustment shall consist in equalising, to within about a hundredth of a share, the value of the shares that would have been obtained in case of exercise of the share subscription options after the realisation of the operation and the value of the shares that would have been obtained in case of exercise of the share subscription options before the realisation of the operation.

The Board of Directors shall include in its annual report the method of calculation and the results of the adjustment.

7.2.1 Share capital increase in cash and issue of securities giving access to the share capital

In case of share capital increase in cash reserved to the shareholders or issue of securities giving access to the share capital reserved to the shareholders, the subscription price of the shares under option shall be determined, according to article R 228-91, paragraph 2, 1° of the French Commercial Code, by taking into account :

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either the ratio between, on the one hand, the value of the preferential subscription right and, on the other hand, the value of the share after this right has been detached, where such values are equal to the average of the first market prices quoted during all the trading days included in the subscription period ;

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or the number of securities issued for one old share, the issue price of these securities and the value of the shares after the subscription right has been detached which is equal to the weighted average of the market prices of at least the last three trading days before the day on which the issue has started.

However, the Board of Directors of the Company could define other adjustment methods, in particular concerning the method of determination of the value of the share to be taken into account for the application of the previous paragraph, provided that the shares of the Company are not listed on a regulated market.

7.2.2 Share capital increase by way of incorporating reserves, profits or share premiums and distribution of free shares

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61278-028-E- Share subscription options plan - Rules

In accordance with article R 225-139 of the French Commercial Code, in case of share capital increase by way of incorporation of reserves, profits or share premiums and distribution of free shares, the subscription price of the shares under option shall be adjusted by calculating the product of such price multiplied by the ratio between the number of old shares and the total amount of old and new shares ; for the computation of such ratio, account shall be taken of the existence, if any, of various categories of old and new shares.

By way of exception, when the share capital increase is realised by raising the par value of the shares, there will be no adjustment of the subscription price of the shares under option.

7.2.3 Distribution of reserves, in cash or in kind, or share premiums

In case of distribution of reserves, in cash or in kind, or share premiums, the subscription price of the shares under option shall be determined, in accordance with article R 228-91, paragraph 2,  3° of the French Commercial Code, by taking into account the ratio between the amount distributed per share and the value of the share before this modification. This value is equal to the weighted average of the market prices of at least the three last trading days before the day of the distribution.

However, the Board of Directors of the Company could define other adjustment methods, in particular concerning the method of determination of the value of the share to be taken into account for the application of the previous paragraph, provided that the shares of the Company are not listed on a regulated market.

7.2.4 Change in the allocation of profits

In case of change in the allocation of profits, the subscription price of  the shares under option shall be determined, in accordance with article R 228-91, paragraph 2, 4° of the French Commercial Code, by taking into account the ratio between the reduction of the portion of profits per share and the value of the share before this change. This value is equal to the weighted average of  the market prices of at least the three last trading days before the day of the change.

However, the Board of Directors of the Company could define other adjustment methods, in particular concerning the method of determination of the value of the share to be taken into account for the application of the previous paragraph, provided that the shares of the Company are not listed on a regulated market.

7.2.5 Capital write-off

In case of capital write-off of the share capital, the subscription price of the shares under option shall be determined, in accordance with article R 228-91, paragraph 2, 5° of the French Commercial Code, by taking into account the ratio between the amount of the capital write-off per share and the value of the share before the capital write-off. This value is equal to the weighted average of the market prices of at least the last three trading days before the day of the capital write-off.

However, the Board of Directors of the Company could define other adjustment methods, in particular concerning the method of determination of the value of the share to be taken into account for the application of the previous paragraph, provided that the shares of the Company are not listed on a regulated market.

7.2.6 Decrease of share capital motivated by losses

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61278-028-E- Share subscription options plan - Rules

In accordance with article R 225-142 of the French Commercial Code, in case of  share capital decrease motivated by losses, the subscription price of the shares under option, decided before this operation, shall be adjusted by calculating the product of such price multiplied by the ratio between the number of old shares and the number of shares remaining after decrease.

For the computation of such ratio, account shall be taken of the existence, if any, of various categories of old and new shares.

In case of share capital decrease without change in the number of shares, there should be no adjustment.

7.3 AJUSTMENT OF THE NUMBER OF SHARES

In all the cases mentioned in article 7.2 hereof, the Board of Directors of the Company shall adjust the number of shares under option, so that the subscription price remains constant.

However, the adjusted number shall be rounded up to the immediately superior unit.

8. REMOVAL FROM QUOTATION

The removal of the shares from quotation on the NASDAQ, as well as the quotation of the shares on another capital market, shall not challenge the rights and obligations of the beneficiaries of the share subscription options as they are provided hereof.

9. UNAVAILABILITY

Pursuant to article L 225-183, paragraph 2 of the French Commercial Code, until the share subscription option has been exercised by its beneficiary, the corresponding rights are unavailable.

However, as it is provided in article 4.1 hereof, in case of death of the beneficiary, his heirs could exercise the share subscription option within a period of six (6) months as from the decease.

Any sale, transfer of ownership, pledge, collateral warranty, or security of any kind, given or accepted by the beneficiary in connection with the shares under option which the beneficiary has not already subscribed shall be null and void

10. INDEPENDENCE OF THE CLAUSES

If any provision hereof is held prohibited or void, at any time, by a competent authority or judicial body, this shall not challenge the remaining provisions that shall be considered as independent and as having been written or rewritten, depending upon the case, without this prohibited or void provision.

11. APPLICABLE LAW AND COMPETENT TRIBUNAL

The present rules are subject to French law.

The tribunals located within the jurisdiction of the Court of Appeal of LYON shall have exclusive jurisdiction over any matter relating thereto, in particular concerning the formation, the validity and the construction of the present rules.

For information purpose only – Only the French version is legally binding